UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 29, 2008 (April 28, 2008)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Termination of Executive Retention Agreements and Employment Agreement with Ganesh Venkataraman

Executive Retention Agreements

On March 14, 2007, Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into Executive Retention Agreements (the “Retention Agreements”) with the following executive officers of the Company:  Richard P. Shea, Senior Vice President and Chief Financial Officer; Ganesh Venkataraman, Chief Scientific Officer, Senior Vice President, Research; Steven B. Brugger, Chief Operating Officer; and John E. Bishop, Senior Vice President, Pharmaceutical Sciences.

Pursuant to the terms of the Retention Agreements, in the event an executive’s employment was terminated without cause (as defined in the Retention Agreement) or the executive terminated his employment with good reason (as defined in the Retention Agreement) within one year following a change in control of the Company (as defined in the Retention Agreement), each executive was entitled to:

•	accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, the value of accrued vacation days and the amount of unreimbursed and incurred expenses;

•	acceleration of each outstanding award then held by the executive under the Company’s outstanding equity incentive plans;

•

the sum of (1) the amount equal to the executive’s annual base salary during the one year period prior to the date of termination and (2) the greater of (i) the target bonus for the executive for the fiscal year in which the termination occurred and (ii) the annual bonus paid to the executive for the most recently completed fiscal year; and

•	insurance, medical, dental, health and accident and disability benefits as in effect immediately prior to the termination date for a period of 12 months.

The Retention Agreements automatically renewed for successive one year terms unless 90 days prior to the end of any calendar year, the Company provided written notice that the term would not be extended.

Employment Agreement with Ganesh Venkataraman

The Company entered into an employment agreement with Ganesh Venkataraman dated June 13, 2001, which was amended and restated on April 10, 2002 (the “Venkataraman Employment Agreement”).  Pursuant to the Venkataraman Employment Agreement, Mr. Venkataraman received an annual base salary, subject to increases upon review at least once every 12 months.  Under the Venkataraman Employment Agreement, either the Company or

Mr. Venkataraman could terminate his employment at any time, subject to continuation of salary payment and benefits for three months if the Company terminated Mr. Venkataraman’s employment without cause or Mr. Venkataraman terminated his employment for good reason.  Effective as of January 1, 2008, the Company’s compensation committee approved an increase in Mr. Venkataraman’s salary for 2008 to $302,565, as well as a $92,660.58 bonus based on Mr. Venkataraman’s and the Company’s 2007 achievements, the grant of an option to purchase 34,750 shares of the Company’s common stock and an award of 5,000 shares of restricted common stock.  The Venkataraman Employment Agreement also contained nondisclosure, noncompetition and assignment of intellectual property terms.  These terms provided for the protection of the Company’s confidential information, the transfer of ownership rights to intellectual property developed by Mr. Venkataraman and a 12-month noncompete provision.

In connection with the execution of the Employment Agreements described below, each of the Retention Agreements and the Venkataraman Employment Agreement have been terminated.

Employment Agreements with each of Richard P. Shea, Ganesh Venkataraman, Steven B. Brugger and John E. Bishop

On April 28, 2008, the Company entered into an Employment Agreement (the “Employment Agreement”) with each of Richard P. Shea, Ganesh Venkataraman, Steven B. Brugger and John E. Bishop.

Salary, Bonus and Benefits.  Pursuant to the Employment Agreements, Messrs. Shea, Brugger, Bishop and Venkataraman will receive annual base salaries of $280,800, $353,280, $283,379 and $302,565, respectively, subject to adjustment thereafter, as determined by the Company’s Board of Directors or a committee or designee thereof.  If the Company’s Board of Directors approves an annual bonus for calendar year 2008 or any calendar year thereafter, Messrs. Shea, Brugger, Bishop and Venkataraman will be eligible for a discretionary bonus award.  The annual target for each executive’s bonus will be 35%, 45%, 35% and 35% of the annualized base salary for Messrs. Shea, Brugger, Bishop and Venkataraman, respectively.  The Company will determine, in its sole discretion, whether (and in what amount) a bonus award is payable to each executive.  In determining whether a bonus award in any given year shall be granted, the Company will review whether it has achieved its annually approved corporate goals as well as whether the executive has achieved his personal objectives as established by the Company.  In order to be eligible for any bonus hereunder, the executive must be an active employee of the Company on the date such bonus is distributed.

Each executive shall be entitled to participate in all benefit plans and programs that the Company establishes and makes available to its employees to the extent that the executive is eligible under (and subject to the provisions of) the plan documents governing those programs.

Payments Upon Resignation by the Executive Without Good Reason or Termination By the Company for Cause.  If the executive voluntarily resigns his employment other than for good reason (as defined in each Employment Agreement), or if the Company terminates the executive for cause (as defined in each Employment Agreement), the Company shall pay the executive all accrued and unpaid base salary through the executive’s date of termination and any vacation that is accrued but unused as of such date.  The executive shall not be eligible for any severance or separation payments or any continuation of benefits (other than those provided for under the Federal Consolidated Omnibus Budget Reconciliation Act (“COBRA”)), or any other compensation pursuant to the Employment Agreement or otherwise.  The executive also shall have such rights, if any, with respect to outstanding stock options and restricted stock grants as may be provided under each applicable agreement.

Payments Upon Termination by Reason of Death or Disability, Termination Without Cause or Resignation for Good Reason.  If the executive’s employment with the Company is terminated by reason of the executive’s death or disability (as defined in each Employment Agreement), by the Company without cause, or by the executive’s voluntary resignation for good reason, other than in connection with a change in control (as defined in each Employment Agreement), then the executive shall be paid all accrued and unpaid base salary and any accrued but unused vacation through the date of termination.  In addition, if the executive’s employment with the Company is terminated by reason of the executive’s disability, by the Company without cause, or by the executive’s voluntary resignation for good reason, subject to the executive’s execution and non-revocation of a binding severance and mutual release agreement in a form provided by and satisfactory to the Company, the executive shall be eligible to receive the following separation benefits:

•      an amount equal to the sum of (1) 12 months of the executive’s base salary as of the date of termination (which amount shall be payable in installments in accordance with the Company’s regular payroll practices, beginning on the next payroll date following the 30th day after the date of termination) and (2) the greater of (i) the annual discretionary target bonus established by the Company’s Board of Directors (or any other person or persons having authority with respect thereto) for the executive for the fiscal year in which the date of termination occurs or (ii) the annual bonus paid to the executive for the most recently completed fiscal year (which amount shall be payable in one lump sum on the next payroll date following the 30th day after the date of termination);

•      if the executive is eligible for and elects to continue his medical and/or dental health insurance coverage pursuant to COBRA, the Company shall continue to contribute, until the earlier of (1) 12 months following the date of termination or (2) the date on which the executive becomes eligible to receive group medical and/or dental insurance coverage through a new employer, toward the cost of the executive’s COBRA premiums in the same amount that it pays on behalf of active and similarly situated employees receiving the same type of coverage;

•      the Company shall continue to provide benefits to the executive in accordance with any applicable life insurance, accident and/or disability plans under which the executive was eligible as of the date of termination consistent with such benefits as may be provided to active and similarly situated employees covered by such plans, until the earlier of (1) 12 months following the date of termination or (2) the date on which the executive becomes eligible to receive substantially comparable coverage through a new employer; provided, however, that if such plans do not permit continued coverage of the executive following the date of termination, the Company shall instead reimburse the executive for the reasonable cost of purchasing substantially comparable coverage during such period; and

•      the executive shall be entitled to continued vesting of any unvested stock options and any future stock option grants awarded to the executive after the date of the Employment Agreement for a period of 12 months from the date of termination and the right to exercise any outstanding stock options shall terminate on the earlier of three months after such 12-month period and the original expiration date of the applicable outstanding stock option.  The executive shall also be entitled to immediate vesting, on the date of termination, of any restricted stock awards with underlying shares that vest solely through the passage of time (i.e., service-based vesting) and not upon the achievement of specified conditions or milestones (i.e., performance-based vesting), including any future restricted stock awards granted to the executive after the date of the Employment Agreement that contain service-based vesting provisions, in each case that would have vested during the period of 12 months from the date of termination.

Payments Upon Termination in Connection with a Change of Control.  If the executive’s employment with the Company is terminated without cause or if the executive terminates his employment with good reason within one year following a change in control (as defined in each Employment Agreement), the executive shall be entitled to all accrued and unpaid base salary and any accrued but unused vacation through the date of termination.  In addition, the executive shall be eligible to receive the following separation benefits:

•      an amount equal to the sum of (1) 12 months of the executive’s base salary as of the date of termination (which amount shall be payable in one lump sum on the next payroll date following the 30th day after the date of termination) and (2) the greater of (i) the annual discretionary target bonus established by the Company’s Board of Directors (or any other person or persons having authority with respect thereto) for the executive for the fiscal year in which the date of termination occurs or (ii) the annual bonus paid to the executive for the most recently completed fiscal year (which amount shall be payable in one lump sum on the next payroll date following the 30th day after the date of termination);

•      if the executive is eligible for and elects to continue his medical and/or dental health insurance coverage pursuant to COBRA, the Company shall continue to contribute, until the earlier of (1) 12 months following the date of termination or (2) the date on which the executive becomes eligible to receive group medical and/or dental insurance coverage through a new employer, toward the cost of the executive’s COBRA premiums in the same amount that it pays on behalf of active and similarly situated employees receiving the same type of coverage;

•      the Company shall continue to provide benefits to the executive in accordance with any applicable life insurance, accident and/or disability plans under which the executive was eligible as of the date of termination consistent with such benefits as may be provided to active and similarly situated employees covered by such plans, until the earlier of (1) 12 months following the date of termination or (2) the date on which the executive becomes eligible to receive substantially comparable coverage through a new employer; provided, however, that if such plans do not permit continued coverage of the executive following the date of termination, the Company shall instead reimburse the executive for the reasonable cost of purchasing substantially comparable coverage during such period; and

•      the executive shall be entitled to immediate vesting of any unvested stock options, restricted stock awards and any future grants awarded to the executive.  All such equity awards (whether stock options or restricted stock grants) will remain exercisable in accordance with the applicable stock option plan or grant agreement.

Non-Competition, Non-Solicitation, Confidential Information and Developments.  In connection with the execution of the Employment Agreements, Messrs. Bishop, Brugger and Shea restated and reaffirmed all of their respective obligations pursuant to their respective Company Employee Non-disclosure, Non-competition and Assignment of Inventions Agreement providing for the protection of the Company’s confidential information, the transfer of ownership rights to intellectual property developed by each such executive and a 12-month noncompete provision.  Mr. Venkataraman’s Employment Agreement contains provisions for the protection of the Company’s confidential information, the transfer of ownership rights to intellectual property developed by him and a 12-month noncompete provision.

The form of Employment Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: April 29, 2008	By:	/s/ Richard P. Shea

Richard P. Shea Chief Financial Officer (Principal Financial Officer)